Exhibit 99.2

Treatment with Oral Treprostinil is Associated with Improved Survival in Pulmonary Arterial Hypertension Participants from the FREEDOM-EV Study R. J. White 1; C. Jerjes-Sanchez 2; G. Meyer 3; T. Pulido 4; P. Sepulveda 5; K.Y. Wang 6; C. Q. Deng 7; R. Grover 7; V. F. Tapson 8 on behalf of FREEDOM-EV investigators 1University of Rochester Medical Center, Rochester, NY; 2Unidad De Inv Clinica En Medicina, Monterrey, Mexico; 3Complexo Hospitalar Santa Casa de Porto Alegre, Porto Alegre, Brazil; 4Instituto Nacional de Cardiología Ignacio Chávez, Mexico City, Mexico; 5Hospital San Juan De Dios, University of Chile, Santiago, Chile; 6Taichung Veterans General Hospital, Taichung, Taiwan; 7United Therapeutics, Research Triangle Park, NC; 8Cedars Sinai, Los Angeles, CA Presented at the 13th PVRI World Congress January 30 – February 05, 2019 Barcelona, Spain Disclosure: This study was sponsored by United Therapeutics Corporation. 1

The University of Rochester does research with and provides consulting service to United Therapeutics, with all funds to institution. RJW has no personal financial interest in FREEDOM-EV results or United Therapeutics. Presented at the 13th PVRI World Congress January 30 – February 05, 2019 Barcelona, Spain Disclosure: This study was sponsored by United Therapeutics Corporation. 2 Disclosures

Presented at the 13th PVRI World Congress January 30 – February 05, 2019 Barcelona, Spain Disclosure: This study was sponsored by United Therapeutics Corporation. 3 FREEDOM-EV Study Design Primary Efficacy Endpoint Time to the first clinical worsening event NCT01560624 TDE-PH-310 Randomize 1:1 Double-blind N=690 Subjects with PAH receiving background oral monotherapy 152 Centers from 23 Countries Treatment period continued until the 205th adjudicated CW event ORAL TREPROSTINIL (UT-15C) TID PLACEBO TID

Presented at the 13th PVRI World Congress January 30 – February 05, 2019 Barcelona, Spain Disclosure: This study was sponsored by United Therapeutics Corporation. 4 Primary Endpoint Definition Key Clinical Assessments Primary Endpoint Clinical Worsening Event (blindly adjudicated) Death (all causes) Hospitalization due to worsening PAH Initiation of an inhaled or infused prostacyclin Disease progression Decrease in 6MWD >15% and increase in WHO FC Decrease in 6MWD >15% and appearance or worsening of symptoms of right heart failure Unsatisfactory long-term clinical response Decrease in 6MWD at week 24 and beyond Sustained WHO FC III/IV symptoms for at least 24 weeks

Presented at the 13th PVRI World Congress January 30 – February 05, 2019 Barcelona, Spain Disclosure: This study was sponsored by United Therapeutics Corporation. 5 Secondary Endpoint Definition Key Clinical Assessments Change from baseline to week 24: 6MWD NT-proBNP Combined 6MWD and Borg dyspnea score Other Exercise capacity, as measured by 6MWD at each visit up to week 48 (other than week 24) Borg dyspnea score WHO FC Risk assessment Safety Vital status Secondary Endpoints

Presented at the 13th PVRI World Congress January 30 – February 05, 2019 Barcelona, Spain Disclosure: This study was sponsored by United Therapeutics Corporation. 6 Demographic & Baseline Characteristics AGE 85% < 65 YRS OLD 79% 15% >65 YRS OLD 21% 47% ASIA & PACIFIC 25.5% SOUTH & LATIN AMERICA GEOGRAPHIC REGION 13.5% NORTH AMERICA PAH 63% IDIOPATHIC OR HERITABLE 3% OTHER 26% CONNECTIVE TISSUE DISEASE 1% HIV INFECTION 7% CONGENITAL HEART DEFECT SEX MEAN ± SD AGE: 45 ± 16 YRS MEDIAN (RANGE) AGE: 43 (18-76) YRS 14% EUROPE

Presented at the 13th PVRI World Congress January 30 – February 05, 2019 Barcelona, Spain Disclosure: This study was sponsored by United Therapeutics Corporation. 7 Demographic & Baseline Characteristics TIME SINCE DIAGNOSIS BACKGROUND PAH THERAPY 72% PDE-5I OR sGC 28% ERA 6MWD 63% FC II WHO FC 3% FC I 34% FC III 0.1% FC IV MEDIAN (IQR): 405 (342, 461) M MEDIAN (IQR): 0.5 (0.2, 1.1) YRS Distance (m) Years MEDIAN (IQR) TIME ON BACKGROUND: 23 (10, 46) WEEKS

Presented at the 13th PVRI World Congress January 30 – February 05, 2019 Barcelona, Spain Disclosure: This study was sponsored by United Therapeutics Corporation. 8 Median Dose by Visit 2.5 (0.125, 10.625) mg 3.5625 (0.125, 12) mg 0 1 2 3 4 5 6 W0 W4 W8 W12 W24 W36 W48 W60 W72 W84 W96 VISIT Oral Treprostinil Dose (mg) TID

Presented at the 13th PVRI World Congress January 30 – February 05, 2019 Barcelona, Spain Disclosure: This study was sponsored by United Therapeutics Corporation. 9 Adjudicated Clinical Worsening Events ORAL TREPROSTINIL PLACEBO a Hazard ratio, 95% CI, and P value are calculated with proportional hazard model with treatment, background PAH therapy and baseline 6MWD as explanatory variables. N=346 % N=344 % Clinical worsening event category as the first event n (%) All events 90 26% 124 36% Death (all causes) 15 4.3% 14 4.1% Hospitalization due to PAH 35 10.1% 35 10.2% Initiation of inhaled or infused prostacyclin 2 0.6% 5 1.5% Disease progression 19 5.5% 50 14.5% Unsatisfactory long-term clinical response 19 5.5% 20 5.8% Hazard Ratio (95% Cl) (Oral treprostinil - Placebo)a 0.74 (0.56, 0.97) P=0.0275

Presented at the 13th PVRI World Congress January 30 – February 05, 2019 Barcelona, Spain Disclosure: This study was sponsored by United Therapeutics Corporation. 10 Time to Adjudicated Clinical Worsening (Weeks) Kaplan–Meier Estimates PATIENTS WITHOUT AN EVENT (%) p= 0.0391a HR: 0.74 (95% CI: 0.56-0.97), p= 0.0275b ORAL TREPROSTINIL PLACEBO Population: ITT WEEKS a p value is calculated with log rank test stratified by background PAH therapy and baseline 6MWD category. b Hazard ratio, 95% CI, and p value are calculated with proportional hazard model with treatment, background PAH therapy and baseline 6MWD as explanatory variables. No. at risk Oral treprostinil 346 283 187 152 116 81 Placebo 344 276 197 153 121 91

Presented at the 13th PVRI World Congress January 30 – February 05, 2019 Barcelona, Spain Disclosure: This study was sponsored by United Therapeutics Corporation. 11 Most Commonly Reported Adverse Events (By Preferred Term) ORAL TREPROSTINIL N = 346 PLACEBO N = 344 n(%) n(%) Preferred term Any event 342 (98.8%) 328 (95.3%) Headache 259 (74.9%) 120 (34.9%) Diarrhea 240 (69.4%) 98 (28.5%) Flushing 154 (44.5%) 27 (7.8%) Nausea 139 (40.2%) 78 (22.7%) Vomiting 123 (35.5%) 35 (10.2%) Dizziness 81 (23.4%) 75 (21.8%) Upper respiratory tract infection 73 (21.1%) 82 (23.8%) Discontinuations due to AEs: 18.8% oral treprostinil versus 4.1% placebo

Presented at the 13th PVRI World Congress January 30 – February 05, 2019 Barcelona, Spain Disclosure: This study was sponsored by United Therapeutics Corporation. 12 Summary of Subject Disposition at Study Closure Entered Study TDE-PH-310 n=690 Discontinued from Study TDE-PH-310 or -311 n=106 Participated in vital status sub-study (n=80) Alive at closure of TDE-PH-310 (n=57) Death (n=18) Unable to contact (n=5) Did not participate in vital status sub-study (n=26) Site closed before amendment/did not participate (n=2) Participant did not consent (n=24) Transitioned to Study TDE-PH-311 n=213 Alive at closure of TDE-PH-310 (n=180) Death (n=13) Discontinued (n=20) Placebo n=344 Transitioned to TDE-PH-311 (n=258) Death (n=18) Discontinued (n=68) Transitioned to Study TDE-PH-311 n=258 Alive at closure of TDE-PH-310 (n=196) Death (n=24) Discontinued (n=38) Oral Treprostinil n=346 Transitioned to TDE-PH-311 (n=213) Death (n=17) Discontinued (n=116) Discontinued from Study TDE-PH-310 or -311 n=136 Participated in vital status sub-study (n=98) Alive at closure of TDE-PH-310 (n=85) Death (n=8) Unable to contact (n=5) Did not participate in vital status sub-study (n=38) Site closed before amendment/did not participate (n=6) Participant did not consent (n=32)

Summary of Deaths (All Causes) at Study Closure

	ORAL TREPROSTINIL			PLACEBO		
	N=346	%		N=344	%	*p* value
Deaths at study closure[a]	38	11%		60	17.4%	0.0324[b]
Hazard Ratio (95% CI) (Oral treprostinil – Placebo)[c]			0.63 (0.42, 0.95)			0.0259

Vital status confirmed for 89% of initial participants, unknown for 43 oral treprostinil and 31 placebo a Vital status was collected at closure of Study TDE-PH-310 for all subjects, including subjects who rolled over to extension study (TDE-PH-311) and who discontinued early from the study. For subjects whose vital status was not available at study closure, their time to death was censored at the subjects' last known date to be alive. Subjects who were alive at the study closure have their time to death censored at the last contact date.
b *p* value is calculated with Logrank test stratified by background PAH therapy and baseline 6MWD category.
c Hazard ratio, 95% CI, and *p* value are calculated with proportional hazard model with treatment, background PAH therapy and baseline 6MWD as explanatory variables.

Presented at the 13th PVRI World Congress | January 30 – February 05, 2019 | Barcelona, Spain
Disclosure: This study was sponsored by United Therapeutics Corporation.

13

Summary of Deaths (All Causes)

Timepoint	ORAL TREPROSTINIL N=346	ORAL TREPROSTINIL %	PLACEBO N=344	PLACEBO %	*Hazard Ratio (95% CI), p value (Oral treprostinil – Placebo)*[b]	*p* value[c]
Deaths at end of randomized treatment	17	4.9%	18	5.2%	1 (0.52, 1.95), 0.9917	0.9781
Deaths at end of open-label extension	30	8.7%	41	11.9%	0.78 (0.49, 1.25), 0.3064	0.3747
Deaths at study closure[a]	38	11%	60	17.4%	0.63 (0.42, 0.95), 0.0259	0.0324

Vital status confirmed for 89% of initial participants, unknown for 43 oral treprostinil and 31 placebo a Vital status was collected at closure of Study TDE-PH-310 for all subjects, including subjects who rolled over to extension study (TDE-PH-311) and who discontinued early from the study. For subjects whose vital status was not available at study closure, their time to death was censored at the subjects' last known date to be alive. Subjects who were alive at the study closure have their time to death censored at the last contact date.
b Hazard ratio, 95% CI, and *p* value are calculated with proportional hazard model with treatment, background PAH therapy and baseline 6MWD as explanatory variables.
c *p* value is calculated with Logrank test stratified by background PAH therapy and baseline 6MWD category.

14

Presented at the 13th PVRI World Congress | January 30 – February 05, 2019 | Barcelona, Spain
Disclosure: This study was sponsored by United Therapeutics Corporation.

Presented at the 13th PVRI World Congress January 30 – February 05, 2019 Barcelona, Spain Disclosure: This study was sponsored by United Therapeutics Corporation. 15 Summary of Risk Stratification at Baseline Population: ITT 32.9% 17.7% 28.1% 21.3% 33.2% 25.2% 30.3% 11.3% NUMBER OF LOW-RISK CATEGORIES MET Placebo N=334 Oral Treprostinil N=337 p = 0.0017 3 Low-risk factors 2 Low-risk factors 1 Low-risk factors 0 Low-risk factors

Summary of Deaths (All Causes)

Adjusted by Baseline Risk Stratification

Timepoint	*Hazard Ratio (95% CI), p value (Oral treprostinil – Placebo)*[b]	*p value*[c]
Death at end of randomized treatment	0.87 (0.44,1.71); 0.6811	0.7212
Death at end of open-label extension	0.69 (0.43,1.12); 0.1369	0.1364
Death at study closure[a]	0.58 (0.38,0.89), 0.0116	0.0104

Vital status confirmed for 89% of initial participants, unknown for 43 oral treprostinil and 31 placebo a Vital status was collected at closure of Study TDE-PH-310 for all subjects, including subjects who rolled over to extension study (TDE-PH-311) and who discontinued early from the study. For subjects whose vital status was not available at study closure, their time to death was censored at the subjects' last known date to be alive. Subjects who were alive at the study closure have their time to death censored at the last contact date.
b Hazard ratio, 95% CI, and *p* value are calculated with proportional hazard model with treatment and baseline risk criteria as explanatory variables.
c *p* value is calculated with Logrank test stratified by number of low-risk criteria at baseline.

16

Presented at the 13th PVRI World Congress | January 30 – February 05, 2019 | Barcelona, Spain
Disclosure: This study was sponsored by United Therapeutics Corporation.

The primary efficacy endpoint of delayed time to first clinical worsening was met Disease progression is driving the treatment difference Safety profile was similar to the previous studies and was common to prostacyclin class of therapies Oral treprostinil added on to background PAH monotherapy significantly reduced the risk of a clinical worsening event at end of treatment and was associated with improved survival at study closure Presented at the 13th PVRI World Congress January 30 – February 05, 2019 Barcelona, Spain Disclosure: This study was sponsored by United Therapeutics Corporation. 17 Summary

Presented at the 13th PVRI World Congress January 30 – February 05, 2019 Barcelona, Spain Disclosure: This study was sponsored by United Therapeutics Corporation. 18 FREEDOM-EV Investigators Investigator Institution Linda Cadaret Sif Hansdottir (Previous Investigator) University of Iowa Hospitals and Clinics Ronald Jack Oudiz Harbor UCLA Medical Center David B. Badesch University of Colorado Denver Michael Mathier UPMC Presbyterian Hospital John Swiston Vancouver General Hospital, The Lung Centre Robert Schilz University Hospitals Case Medical Center Tomas Rene Pulido Zamudio Instituto Nacional de Cardiologia Ignacio Chavez Nicholas Hill Tufts Medical Center Aaron Waxman Brigham and Women’s Hospital Catherine J. Markin Legacy Medical Group – Pulmonary and Sleep Clinic Dianne Lynn Zwicke Aurora St. Luke’s Medical Center Micah Fisher Emory University School of Medicine, The Emory Clinic Veronica Franco Namita Sood (Previous Investigator) The Ohio State University, Wexner Medical Center Myung H. Park University of Maryland Hospital Naushad Hirani Peter Lougheed Centre Roblee Allen University of California Davis Medical Center Jeremy P. Feldman Arizona Pulmonary Specialists, Ltd Sanjay Mehta London Health Sciences Centre – Victoria Hospital Carlos Jerjes Sanchez Diaz Unidad de Investigacion Clinica en Medicina S.C. Vijay Balasubramanian Community Regional Medical Centers – CRMC/UCSF Fresno Vandana Kavita Seeram Abubakr Bajwa (Previous Investigator) University of Florida College of Medicine Austin B. Thompson III University of Nebraska Medical Center Christina Migliore Barnabas Health Newark Beth Israel Medical Center Jean Elwing University of Cincinnati/UC Health John W. McConnell Kentuckiana Pulmonary Research Center Jinesh P. Mehta Franck Farzad Rahaghi (Previous Investigator) Cleveland Clinic Florida J. Eduardo Rame Hospital of the University of Pennsylvania Akram Khan Oregon Health and Science University Bela Patel University of Texas Medical School Investigator Institution Evangelos Michelakis Mazankowski Heart Institute, University of Alberta Hospital Ron M. Oren HeartCare Midwest James R. Klinger Rhode Island Hospital Hassan Alnuaimat University of Florida Clinical Research Center Jens Erik Nielsen-Kudsk Aarhus University Hospital, Skejby John Fitzgerald Eelke Feenstra Fiona Dawn Kermeen (Previous Investigator) The Prince Charles Hospital Anne Margaret Keogh St Vincent’s Hospital Trevor John Williams The Alfred Hospital Mordechai Reuben Kramer Rabin Medical Center, Beilinson Campus Michael Jonathan Segel Issahar Ben-Dov (Previous Investigator) The Chaim Sheba Medical Center Neville Berkman Hadassah-Hebrew University Hospital Hadassah Medical Organization Bozena Sobkowicz Uniwersytecki Szpital Kliniczny w Bialymstoku Tatiana Mularek-Kubzdela Szpital Kliniczny Przemienienia Panskiego Irene M. Lang Medical University of Vienna Anko Boonstra Vrije Universiteit Medisch Centrum Adam Torbicki Europejskie Centrum Zdrowia Otwock John Gerard Coghlan Royal Free London NHS Foundation Trust David Gerard Kiely Sheffield Teaching Hospitals NHS Foundation Trust Royal Hallamshire Hospital Madelon Clementina Vonk Radbound University Nijmegen Medical Center Joanna Wanda Pepke-Zaba Papworth Hospital Piotr Podolec Krakowski Szpital Specjalistyczny im. Jana Pawla II Arnaud Bourdin CHU de Montpellier, Hopital Arnaud de Villeneuve Pr Eric Hachulla CHRU de Lille – Hopital Claude Huriez Michele D’Alto Azienda Ospedaliera Specialistica dei Colli- Ospedale Monaldi Carmine Dario Vizza Universita di Roma “Sapienza”- Policlinico Umberto I Hans Klose Universitatsklinikum Hamburg-Eppendorf Michael Halank Gert Hoffken (Previous Investigator) Universitatsklinikum Carl Gustav Carus Dresden

FREEDOM-EV Investigators, Cont.

Investigator	Institution
Ralf Ewert	Universitatsmedizin Greifswald Klinik und Poliklinik fur Innere Medizin B
Stephan Rosenkranz	Universitatsklinikum Koln
Ekkehard Grunig	Thoraxklinik Heidelberg gGmbH
Mordechai Yigla	Rambam Health Care Campus
Yochai Adir	The Lady Davis Carmel Medical Center
Shirish Hiremath	Ruby Hall Clinic, Grant Medical Foundation
Prafulla Gopinath Kerkar	King Edward Memorial VII Hospital & Seth Gordhandas Sunderdas Medical College
Pujar Venkateshacharya Suresh	Narayana Health – Narayana Institute of Cardiac Sciences
Hemang Ashwinkumar Baxi	Care Institute of Medical Sciences
Abraham Oomman	Apollo Hospitals
Rajpal Kanaklal Abhaichand	G Kupppuswamy Naidu Memorial Hospital
Claire Dromer	Hopital Haut Leveque, Centre Francois Magendie
Jinming Liu	Shanghai Pulmonary Hospital
Zhang Shuyang	Peking Union Medical College Hospital
Lei Pan	Beijing Shijitan Hospital
Samuel Allen	Beaumont Health Pulmonary Hypertension Center
William Harvey	Indiana University Health North Hospital
Michael S. Eggert	Sentara Pulmonary & Critical Care Specialists, Sentara Heart Hospital
Antoine Hage	Cedars-Sinai Medical Center
Chad E. Miller	Piedmont Healthcare Pulmonary & Critical Care Research
Rana Lee Adawi Awdish	Henry Ford Health System
Hector Cajigas (Previous Investigator)	
Paraskevi Argyropoulou-Pataka	General Hospital of Thesaloniki 'G. Papanikolaou'
Stylianos Orfanos	University General Hospital 'Attikon'
Pr Ari Chaouat	Hopital Brabois
Wei-chun Huang	Kaohsiung Veterans General Hospital
Chin-Chang Cheng (Previous Investigator)	
Chih-Hsin Hsu	National Cheng Kung University Hospital
Hsao-Hsun Hsu	National Taiwan University Hospital
Kuo-Yang Wang	Taichung Veterans General Hospital
Hyuk-Jae Chang	Severance Hospital, Yonsei University Health System

Investigator	Institution
Hyung-Kwan Kim	Seoul National University Hospital
Jun-Bean Park (Previous Investigator)	
Hyung-Kwan Kim (Previous Investigator)	
Sung-A Chang	Samsung Medical Center
Duk-Kyung Kim (Previous Investigator)	
Sung-A Chang (Previous Investigator)	
Peter Paul Youssef	Royal Prince Alfred Hospital
Jaquelina Sonoe Ota Arakaki	Universidade Federal de Sao Paulo – Unifesp/EPM
Padma Kumar	Maxcure Mediciti Hospitals
Edla Arjun	
Frederico Thadeu Assis Figueiredo Campos	Instituto das Pequenas Missionarias de Maria Imaculada-Hospital Madre Teresa
Vijay Chopra	Medanta, The Medicity
Rahul Mehrotra (Previous Investigator)	
Vijay Chopra (Previous Investigator)	
Ricardo de Amorim Correa	Hospital das Clinicas da Universidade Federal de Minas Gerais
James Laurence Lordan	Freeman Hospital
Paul Anthony Corris (Previous Investigator)	
Rogerio de Souza	HC da FMUSP Instituto do Coracao INCOR Sao Paulo
Laura Scelsi	Fondazione IRCCS Policlinico San Matteo di Pavia
Gisela Martina Bohns Meyer	Irmandade da Santa Casa de Misericordia de Porto Alegre - ISCMPA
Maria Auxiliadora Carmo Moreira	Hospital das Clinicas da UFG
Rajeev Kumar Rajput	Indraprastha Apollo Hospitals
Jitendra Pal Singh Sawhney	Sir Ganga Ram Hospital
Subir Bimalendu Ghosh	Apollo Hospitals International Limited
Kamal Harishchandra Sharma (Previous Investigator)	
Patrizio Vitulo	Instituto Mediterraneo Trapianti Terapie Alta Specializzazione ISMETT di Palmero
Benjamin Joh-Han Ng	Nepean Hospital
Hugo Hyung Bok Yoo	Universidade Estadual Paulista Julio de Mesquita Filho- Campus de Botucatu- Faculdade de Medicina
Martine Reynaud-Gauber	Centre Hospitalier Universitaire Nord

Presented at the 13th PVRI World Congress | January 30 – February 05, 2019 | Barcelona, Spain
Disclosure: This study was sponsored by United Therapeutics Corporation.

19

Presented at the 13th PVRI World Congress January 30 – February 05, 2019 Barcelona, Spain Disclosure: This study was sponsored by United Therapeutics Corporation. 20 FREEDOM-EV Investigators, Cont. Investigator Institution Daniel Grinnan Virginia Commonwealth University Medical Center Benjamin Howard Trichon Asheville Cardiology Associates Cheng Zhaozhong The Affiliated Hospital of Qingdao University Yuanhua Yang Beijing Chao-Yang Hospital, CMU Zhou Daxin Zhongshan Hospital Fudan University Shen Jieyan Renji Hospital Shanghai Jiaotong University School of Medicine Wook-Jin-Chung Gachon University Gil Medical Center Jong-Min Song Assan Medical Center Clara Hjalmarsson Bengt Rundqvist (Previous Investigator) Sahlgrenska University Hospital Clark McDonough Augusta University Martin Russell Brown Macquarie University Pablo Andres Sepulveda Varela Hospital San Juan de Dios Monica Maria Zagolin Blancaire Asesoria e Investigaciones Medicas TASOL Ltda. Graciela Noemi Svetliza Hospital Italiano de Buenos Aires Adrian Jose Lescano Sanatorio San Jose Guillermo Roberto Bortman Sanatorio de la Trinidad Mitre Fabian Antonio Diez Hospital Italiano Garibaldi Cristian Edgardo Botta Hospital Provincial Jose Maria Cullen R. James White Mary M. Parkes Center Franz Rischard University of Arizona Clinical and Translational Science (CATS) Research Center Investigator Institution Martine Reynaud-Gauber Centre Hospitalier Universitaire Nord Marie-France Seronde Centre Hospitalier Regional Universitaire de Besancon – Hopital Jean Minjoz Bhagavathula Kutumba Srinivasa Sastry Care Hospitals Bao Chunde Renji Hospital Shanghai Jiaotong University School of Medicine Yi Qun West China Hospital of Sichuan University Cheng Xiaoshu The Second Affiliated Hospital of Nanchang Medical University Yu Zaixin Xiangya Hospital of Central South University Xinli Li The First Affiliated Hospital of Nanjing Medical University Yao Hua Guangdong General Hospital Zhang Gangcheng Wuhan Asia Heart Hospital Xianyang Zhu The General Hospital of Shenyang Military Region Yundai Chen Chinese PLA General Hospital David McNaughton Smallwood Royal Melbourne Hospital Monica Silveira Lapa Hospital Alemao Oswaldo Cruz Ulrich Kruger Herzzentrum Duisberg Nathan Brent Dwyer Royal Hobart Hospital Lim Soo Teik National Heart Centre Singapore Regina Steringer-Mascherbauer Krankenhaus der Elisabethined Linz GmbH Juliane Kronsbein Barbara Monika Hauptmeier (Previous Investigator) Andrea Koch (Previous Investigator) Berufsgenossenschaftliches Universitätsklinikum Bergmannsheil GmbH Matthias Held Klinikum Wurzburg Mitte gGmbH Tobias Johannes Lange Universitatsklinikum Regensburg Claus Neurohr University of Munich – Klinikum Großhadern Heinrike Wilkens Universitatsklinikum des Saarlandes Hubert Rolf Wilhelm Wirtz Universitatsklinikum Leipzig AoR Stavros Konstantinides Universitatsmedizin der Johannes Gutenberg-Universitat Mainz Magnus Nisell Karolinska University Hospital, Solna Jorn Carlsen Rigshospitalet, Copenhagen University Hospital Yip Wei Luen James National University Hospital Daniel Grinnan Virginia Commonwealth University Medical Center

Additional Slides Presented at the 13th PVRI World Congress January 30 – February 05, 2019 Barcelona, Spain Disclosure: This study was sponsored by United Therapeutics Corporation. 21

Presented at the 13th PVRI World Congress January 30 – February 05, 2019 Barcelona, Spain Disclosure: This study was sponsored by United Therapeutics Corporation. 22 Time to Death at Study Closure Kaplan–Meier Estimates a P value is calculated with log rank test stratified by background PAH therapy and baseline 6MWD category. b Hazard ratio, 95% CI, and P value are calculated with proportional hazard model with treatment, background PAH therapy and baseline 6MWD as explanatory variables. PATIENTS WITHOUT AN EVENT (%) P= 0.0324a HR: 0.63 (95% CI: 0.42-0.95), P= 0.0259b WEEKS ORAL TREPROSTINIL PLACEBO No. at risk Oral treprostinil 346 323 275 246 214 182 143 117 88 56 27 4 1 Placebo 344 326 288 255 229 192 147 111 80 52 27 6 0 Population: ITT

Summary and Analysis of Disease Progression 23 ORAL TREPROSTINIL PLACEBO N=346 % N=344 % Number and percentage of subject disease progression All Events 19 5.5% 50 14.5% Decrease in 6MWD >15% and increase in WHO Functional Class 9 2.6% 28 8.1% Decrease in 6MWD >15% and appearance or worsening of symptoms of right heart failure 10 2.9% 22 6.4% Hazard Ratio (95% CI) (Oral Treprostinil – Placebo)a 0.39 (0.23, 0.66) P=0.0004 a Hazard ratio, 95% CI, and P value are calculated with proportional hazard model with treatment, background PAH therapy and baseline 6MWD as explanatory variables. Presented at the 13th PVRI World Congress January 30 – February 05, 2019 Barcelona, Spain Disclosure: This study was sponsored by United Therapeutics Corporation.

Time to Disease Progression (Weeks) Kaplan–Meier Estimates 24 a P value is calculated with log rank test stratified by background PAH therapy and baseline 6MWD category. b Hazard ratio, 95% CI, and P value are calculated with proportional hazard model with treatment, background PAH therapy and baseline 6MWD as explanatory variables. PATIENTS WITHOUT AN EVENT (%) P= 0.0002a HR: 0.39 (95% Cl: 0.23-0.66), P=0.0004b WEEKS ORAL TREPROSTINIL PLACEBO No. at risk Oral treprostinil 346 286 191 154 116 82 Placebo 344 278 199 154 122 91 Presented at the 13th PVRI World Congress January 30 – February 05, 2019 Barcelona, Spain Disclosure: This study was sponsored by United Therapeutics Corporation. Population: ITT